                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                 March 16, 2005

                              HOME PROPERTIES, INC.
             (Exact name of Registrant as specified in its Charter)

            MARYLAND               1-13136             16-1455126
(State or other jurisdiction     (Commission          (IRS Employer
        of incorporation)         File Number)      Identification Number)

                  850 Clinton Square, Rochester, New York 14604
                             www.homeproperties.com
           (Address of principal executive offices and internet site)

                                 (585) 546-4900
              (Registrant's telephone number, including area code)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

ITEM 7.01.        REGULATION FD DISCLOSURE

     On March 15,  2005,  the  Registrant  filed its report on Form 10-K for the year  ended  December  31,  2004.  In Note 8, on  page  F-29 of that  10-K,  the information  in certain  columns was transposed in the table showing the taxable composition  of the  cash  distributions  made  in 2004  to the  holders  of the
Registrant's  common stock.  This  information  had  previously  been  correctly reported in a press release  issued by the  Registrant on January 11, 2005.  The correct amounts are set forth on the table below.

                          Common                                                Distribution Type
                                                             ---------------------------------------------------------
                                                             ------------- ------------- ------------- ---------------
                                                               Ordinary                      20%        Unrecaptured
  Declaration       Record       Payable     Distributions     Taxable      Return of     Long-Term      Sec. 1250
     Dates          Dates         Dates        Per Share       Dividend      Capital     Capital Gain       Gain
---------------- ------------- ------------- --------------- ------------- ------------- ------------- ---------------

       2/3/2004     2/17/2004     2/27/2004      $0.62          41.83%        55.24%          0%           2.93%
       5/4/2004     5/17/2004     5/28/2004      $0.62          41.83%        55.24%          0%           2.93%
       8/3/2004     8/16/2004     8/27/2004      $0.62          41.83%        55.24%          0%           2.93%
      11/2/2004    11/16/2004    11/26/2004      $0.63          41.83%        55.24%          0%           2.93%

                               TOTALS            $2.49          41.83%        55.24%          0%           2.93%

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned thereunto duly authorized.

Dated:  March 23, 2005            HOME PROPERTIES, INC.
                                   (Registrant)

                                  By:  /s/ David P. Gardner
                                    David P. Gardner, Executive Vice President
                                    and Chief Financial Officer